Exhibit 10.13


                    THIRD AMENDMENT TO TERM LOAN AGREEMENT
                                AND TERM NOTE


      This Amendment, dated as of the date set forth below, is by and between the bank (the "Bank") and the borrower (the "Borrower") identified below.


                                   RECITALS

      The Bank and the Borrower acknowledge the following:

      A. The Bank and the Borrower have executed a Term Loan Agreement (the "Agreement", and the Borrower has executed a Term Note (the "Note") both dated February 19,1996, and the Borrower has executed certain other related documents (collectively the "Loan Documents") setting forth the terms and conditions upon which the Borrower may obtain a term loan from the Bank in an amount of $3,000,000.

      B. The Agreement and the Note were amended on February 11,1997 and on July 16,1997.

      C. The Bank and the Borrower now wish to further amend the Agreement and the Note pursuant to the terms and provisions of this Third Amendment to Term Loan Agreement and Term Note (the "Amendment").


                                  AGREEMENTS

      NOW, THEREFORE, in consideration of the recitals and mutual agreements which follow and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Bank and the Borrower agree as follows:

     1. Extension of Maturity Date. The reference to "February 19, 1998" in the Note as the maturity date of the loan is hereby deleted and replaced with "February 19, 1999."

      2. Primary Capital to Assets. Paragraph 4.15 (d) is deleted and replaced with the following:

            (d) Primary Capital to Assets for BNC National Bank as follows: at least 6.25% measured as of March 31, 1998: at least 6.50% measured as of June 30, 1998; at least 6.75% measured as of September 30, 1998; and at least 7.00% measured as of December 31, 1998. Primary Capital to Assets for BNC National Bank of Minnesota of at least 7.0% measured as of each March 31, 1998, June 30, 1998, September 30, 1998 and December 31, 1998.

      3. Return on Assets. Paragraph 4.15 (c) of the Agreement is deleted and replaced with the following:

            (c) an average return on Assets for BNC National Bank of at least .70% measured as of March 31, 1998; at least .75% measured as of each June 30, 1998 and September 30, 1998 and at least .85% measured as of December 31, 1998. An average return on Assets of BNC National Bank of Minnesota of at least 1.00% measured as of each March 31, 1998, June 30, 1998, September 30, 1998 and December 31, 1998.

      4. Effectiveness of Prior Documents. Except as specifically amended hereby, the Agreement shall remain in full force and effect in accordance with its terms. All warranties and representations contained therein are hereby reconfirmed. All collateral previously given to secure the Agreement continues as security and all guarantees remain in full force and effect. This is an amendment, not a novation.

      5. Preconditions to Effectiveness. This Amendment shall only become effective upon execution by the Borrower and the Bank, and approval by all guarantors (if any) and any other third party required by the Bank.

      6. No Waiver of Defaults; Warranties. This Amendment shall not be construed as or be deemed to be a waiver by the Bank of existing defaults by the Borrower, whether known or undiscovered All agreements, representations and warranties made herein shall survive the execution of this Amendment.

      7.   Counterparts.   This  Amendment  may  be  signed  in  any  number  of
counterparts, each of which shall be considered an original, but when taken together shall constitute one document.

      8. Authorization. The Borrower and all guarantors (if any) represent and warrant that the execution, delivery and performance of this Amendment and the documents referenced herein are within the corporate or partnership powers (as applicable) of the Borrower and all corporate or partnership guarantors, and have been duly authorized by all necessary corporate or partnership action.

      Dated as of February 19, 1998.


                                          BNCCORP, INC.,
                                          a Delaware corporation


                                          By: /s/ Gregory K. Cleveland
                                              Gregory K. Cleveland, President


                                          FIRSTAR BANK MILWAUKEE, N.A.
                                          (Bank)


                                          By: /s/ Lynn F. Hebel
                                              Lynn F Hebel, Vice President